Exhibit 10.1

SECOND AMENDMENT

          THIS SECOND AMENDMENT (this “Amendment”) dated as of January 25, 2005 is entered into among REGAL-BELOIT CORPORATION (the “Company”), various financial institutions, BANK OF AMERICA, N.A., as Syndication Agent, and M&I MARSHALL & ILSLEY BANK, as Administrative Agent.

W I T N E S S E T H:

          WHEREAS, the Company, various financial institutions (the “Banks”), the Syndication Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of May 5, 2004 (as previously amended, the “Credit Agreement”; capitalized terms used but not defined herein have the respective meanings given to them in the Credit Agreement); and

          WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.     AMENDMENT TO CREDIT AGREEMENT.  Effective on the Amendment Effective Date (as defined below), Section 10.9(d) the Credit Agreement is amended by replacing the reference to “35% of Tangible Net Worth as of the last day of the immediately preceding Fiscal Year” with “$50,000,000”.

          SECTION 2.     REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants to the Banks and the Administrative Agent that:

          2.1     Authorization; No Conflict.  The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) have been duly authorized by all necessary corporate action (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Company or any Guarantor, (b) contravene or conflict with, or result in a breach of, any provision of the certificate of incorporation, partnership agreement, by-laws or other organizational documents of the Company or any Guarantor or of any agreement, indenture, instrument or other document which is binding on the Company, any Guarantor or any other Subsidiary or (c) result in, or require, the creation or imposition of any Lien on any property of the Company, any Guarantor or any other Subsidiary.

          2.2     Validity and Binding Nature.  This Amendment has been duly executed and delivered by the Company, and this Amendment and the Amended Credit Agreement are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

          2.3     Reaffirmation of Warranties.  The warranties contained in Section 9 of the Amended Credit Agreement are true and correct on the date of this Amendment, except to the extent that such warranties solely relate to an earlier date.

          SECTION 3.     CONDITIONS PRECEDENT.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent has received the following:

          3.1     Counterparts.  Executed counterparts of this Amendment from the Company and the Required Banks.

          3.2     Confirmation.  A confirmation, substantially in the form of Attachment 1 hereto, executed by each Loan Party.

          SECTION 4.      Miscellaneous.

          4.1     Expenses.  The Company agrees to pay on demand all reasonable costs and expenses of the Administrative Agent and the Syndication Agent (including fees, charges and expenses of counsel for the Administrative Agent and the Syndication Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided in this Section 4.1 shall survive any termination of this Amendment and the Amended Credit Agreement.

          4.2     Captions.  Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

          4.3     Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.  Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

          4.4     Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  A counterpart hereof (or a signature page hereto) delivered by facsimile shall be effective as an original.

          4.5     References to Credit Agreement.  Except as herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.  On and after the effectiveness of the amendment to the Credit Agreement accomplished hereby, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in any Note and in any other agreement, document or other instrument executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

          4.6     Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Banks.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

REGAL-BELOIT CORPORATION

By:	/s/ KENNETH F. KAPLAN

Title:	Vice President, Treasurer and Secretary

M&I MARSHALL & ILSLEY BANK, as Administrative Agent, Issuing Bank, Swing Line Bank and as a Bank

By:	/s/ JAMES R. MILLER

Title:	Vice President

By:	/s/ STEPHEN F. GEIMER

Title:	Senior Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Bank

By:	/s/ MARK R. MOTUELLE

Title:	Vice President

ATTACHMENT 1
CONFIRMATION

January 25, 2005

To the Agents and the Banks under
     and as defined in the Credit
     Agreement referred to below

          Re: Regal-Beloit Corporation

Ladies and Gentlemen:

          Please refer to the Second Amendment dated as of the date hereof (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 5, 2004 (as amended, the “Credit  Agreement”) among Regal-Beloit Corporation, various financial institutions, Bank of America, N.A., as Syndication Agent, and M&I Marshall & Ilsley Bank, as Administrative Agent.  Capitalized terms not defined herein are used as defined in the Credit Agreement.

          Each of the undersigned hereby confirms to the Agents and the Banks that, after giving effect to the Amendment, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

          IN WITNESS WHEREOF, each of the undersigned has caused this Confirmation to be executed and delivered by its duly authorized representative as of the date first above written.

REGAL-BELOIT CORPORATION

By:	/s/ KENNETH F. KAPLAN

Title:	Vice President, Treasurer and Secretary

LEESON ELECTRIC CORPORATION
HUB CITY, INC.
MARATHON ELECTRIC MANUFACTURING CORPORATION

By:	/s/ KENNETH F. KAPLAN

Name:	Kenneth F. Kaplan
Title:	Secretary and Treasurer